Exhibit 99.1

WHITE RIVER CAPITAL, INC. 2005 STOCK INCENTIVE PLAN
STOCK AWARD AGREEMENT

March 18, 2011

1.           Definitions.  Unless otherwise defined herein, the terms defined in the White River Capital, Inc. 2005 Stock Incentive Plan, as amended (the “Plan”), shall have the same defined meanings in this Stock Award Agreement (“Agreement”) and the Notice of Stock Award Grant attached hereto as Appendix A.

2.           Grant of Stock Award.  Pursuant to the terms and conditions set forth in the Notice of Stock Award Grant, this Agreement, and the Plan, White River Capital, Inc. (the “Company”) grants to the grantee named in the Notice of Stock Award Grant (“Grantee”) on the date of grant set forth in the Notice of Stock Award Grant (“Date of Grant”) the number of Shares set forth in the Notice of Stock Award Grant.  This Stock Award is intended to be a Restricted Stock Award.

3.           Vesting.  The Grantee shall vest in the Granted Stock in accordance with the vesting schedule provided for in the Notice of Stock Award Grant; provided, however, that the Grantee shall cease vesting in the Granted Stock on the Grantee’s Termination Date.  Notwithstanding the foregoing, upon the occurrence of a Vesting Event, the Grantee shall become 100% vested in those shares of Granted Stock that are outstanding on the date of the Vesting Event.

4.           Risk of Forfeiture.

(a)           General Rule.  The Granted Stock shall initially be subject to a Risk of Forfeiture.  Shares shall be forfeited if Grantee’s Termination Date occurs prior to the vesting of such Shares.  The Shares subject to a Risk of Forfeiture shall be referred to herein as “Restricted Shares.”

(b)           Lapse of Risk of Forfeiture.  The Risk of Forfeiture shall lapse as the Grantee vests in the Granted Stock.

(c)           Forfeiture of Granted Stock.  The Restricted Shares shall automatically be forfeited and immediately returned to the Company on the Grantee’s Termination Date.

(d)           Additional Shares or Substituted Securities.  In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification of the Common Stock or any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, any new, substituted, or additional securities or other property (including money paid other than as an ordinary cash dividend), which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible, shall immediately be subject to a Risk of Forfeiture, which Risk of Forfeiture shall lapse at the same time and in the same manner as the Risk of Forfeiture to which the corresponding Restricted Share is subject.

5.           Rights as a Stockholder.  The Grantee shall not be entitled to vote any Shares subject to the Restricted Stock Award, nor receive dividends on such Shares, and certificates for such Shares shall not be issued, unless and until such Shares irrevocably vest pursuant to this Agreement and the Notice of Stock Award Grant.

6.           Non-Transferability of Stock Award.  Except as otherwise provided for in the Plan, this Stock Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Grantee, only by the Grantee.  If the Grantee transfers all or part of this Stock Award pursuant to the previous sentence and if permitted by the Plan, then the terms of this Agreement, the Plan, and the Notice of Stock Award shall apply to the transferee to the same extent as to the Grantee.

7.           Regulatory Compliance.  The issuance of Common Stock pursuant to this Agreement shall be subject to full compliance with all then applicable requirements of law and the requirements of any stock exchange or interdealer quotation system upon which the Common Stock may be listed or traded.

8.           Modification and Termination.  The rights of the Grantee are subject to modification and termination in certain events, as provided in the Plan.

9.           Withholding Tax.  The Company’s obligation to deliver Shares or remove any restrictive legends upon vesting of such Shares under the Plan shall be subject to the satisfaction of all applicable federal, state, and local income and employment tax withholding requirements.  The Grantee shall pay to the Company an amount equal to the withholding amount (or the Company may withhold such amount from the Grantee’s salary) in cash.  To the extent permitted under the Sarbanes-Oxley Act of 2002, and the regulations adopted thereunder, in the Administrator’s sole discretion, the Grantee may pay the withholding amount with Shares (including previously vested Granted Stock); provided, however, that payment in Shares shall be limited to the withholding amount calculated using the minimum statutory withholding rates, in accordance with applicable withholding requirements.

10.           Nondisclosure.  Grantee acknowledges that the grant and terms of this Stock Award are confidential and may not be disclosed by Grantee to any other person, including other employees of the Company and other participants in the Plan, without the express written consent of the Company’s Chief Executive Officer.  Notwithstanding the foregoing, the Grantee may disclose the grant and terms of this Stock Award to the Grantee’s immediate family members, financial advisor, and attorney, and as may be required by law or regulation.  Any breach of this provision will be deemed to be a material breach of this Agreement.

11.           Governing Law.  This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Indiana without regard to principles of conflict of laws.

12.           Successors.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their legal representatives, heirs, and permitted transferees, successors, and assigns.

13.           Plan.  This Agreement and the Notice of Stock Award Grant are subject to all of the terms and provisions of the Plan, receipt of a copy of which is hereby acknowledged by the Grantee.  The Grantee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Administrator upon any questions arising under the Plan, this Agreement, and the Notice of Stock Award Grant.

14.           Rights to Future Employment.  This Stock Award does not confer upon the Grantee any right to continue in the Service of the Company or any Affiliate, nor does it limit the right of the Company to terminate the Service of the Grantee at any time.

15.           Entire Agreement.  The Notice of Stock Award Grant, this Agreement, and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations, or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

[Remainder of Page Intentionally Left Blank]

By your signature and the signature of the Company’s representative below, you and the Company agree that this Stock Award is granted under and governed by the terms and conditions of this Agreement and the Plan and the Notice of Stock Award Grant, both of which are attached and incorporated herein by reference.  This Stock Award is of no force and effect until this Agreement is signed by you and the Company’s representative, the Notice of Stock Award Grant is signed by you, and the Spousal Consent form (attached hereto as Appendix B and incorporated herein by reference) is signed by your spouse, if any.

GRANTEE:		WHITE RIVER CAPITAL, INC.

By:	/s/ Martin J. Szumski	By:	/s/ John M. Eggemeyer, III

Name: Martin J. Szumski		Name:	John M. Eggemeyer, III
Address:		Title:	Chief Executive Officer

APPENDIX A

WHITE RIVER CAPITAL, INC.
2005 STOCK INCENTIVE PLAN
NOTICE OF STOCK AWARD GRANT

This Notice of Stock Award Grant is part of the Stock Award Agreement between Grantee and the Company dated March 18, 2011, and is of no force and effect until the Stock Award Agreement is signed by Grantee and the Company’s representative, this Notice of Stock Award Grant is signed by Grantee, and the Spousal Consent form (attached hereto as Appendix B and incorporated herein by reference) is signed by the spouse of Grantee, if any.

You have been granted the following Stock Award:

Name of Grantee:	Martin J. Szumski

Total Number of Shares Granted:	10,000 (the “Granted Stock”)

Type of Stock Award:	Restricted Stock Award

Date of Grant:	March 18, 2011

Vesting Schedule:

The Granted Stock shall vest in three installments on each December 31 of 2011, 2012, and 2013, as follows:

3,333 Shares shall vest on December 31, 2011

3,333 Shares shall vest on December 31, 2012

3,334 Shares shall vest on December 31, 2013

Please sign below to acknowledge the terms and conditions of this Stock Award.

ACKNOWLEDGED BY GRANTEE:

By:	/s/ Martin J. Szumski
Name:	Martin J. Szumski

APPENDIX B

SPOUSAL CONSENT

The undersigned, the spouse of Martin J. Szumski (“Grantee”), (i) acknowledges that she has read the foregoing Stock Award Agreement (the “Agreement”), Notice of Stock Award Grant, and the White River Capital, Inc. 2005 Stock Incentive Plan (collectively, the “Stock Award Documents”), (ii) agrees that any interest that she now has or may hereafter acquire in the shares of stock of White River Capital, Inc., now owned or hereafter acquired by Grantee pursuant to the terms of this Agreement shall be bound by the terms and provisions contained in the Stock Award Documents, and (iii) agrees to be bound by the terms and provisions of the Stock Award Documents as fully as Grantee.

Dated: March 18, 2011	By:	/s/ Maria D. Szumski
Print Name: Maria D. Szumski